UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 15, 2022
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2022, Earthstone Energy, Inc. (the “Company”) entered into the Company’s standard indemnification agreement (the “Indemnification Agreement”) with Douglas E. Swanson, Jr., a member of the Board of Directors the Company, pursuant to which the Company agreed to indemnify Mr. Swanson in connection with claims brought against him in his capacity as a director of the Company. The Indemnification Agreement also provides, among other things, certain expense advancement rights in legal proceedings so long as Mr. Swanson undertakes to repay the advancement if it is later determined that he is not entitled to be indemnified.

The foregoing description of the Indemnification Agreement is qualified in its entirety by the terms of the Form of Indemnification Agreement included with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2022, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating all provisions of the Certificate of Designations (“Certificate of Designations”) filed by the Company with the Secretary of State of the State of Delaware on April 13, 2022 related to a series of preferred stock designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”). On July 6, 2022, all outstanding shares of Series A Preferred Stock were converted into shares of Class A common stock, par value $0.001 per share of the Company. Such shares previously designated Series A Preferred Stock have been returned to the authorized but undesignated shares of the Company’s preferred stock. Effective upon the filing of the Certificate of Elimination, all matters set forth in the Certificate of Designations were eliminated from the Company’s Third Amended and Restated Certificate of Incorporation, as amended.

The foregoing description of the Certificate of Elimination is qualified in its entirety by the terms of the Certificate of Elimination included with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock.
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Registrant with the SEC on December 29, 2014).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	July 15, 2022	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration